Other payables and accruals	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Other payables and accruals
29.	Other payables and accruals

	As at December 31,
	2019	2020
	RMB’000	RMB’000
Payroll and welfare payables	19,205	30,625
Accrued professional service fees and listing expenses	27,375	10,437
Accrued taxes other than income tax	4,633	1,668
Amount due to an investor (Note (a))	15,000	—
Payable to investors for shares repurchase	3,539	3,283
Leaver provisions related to restricted shares (Note 27(b), (c))	3,578	—
Deferred income from ADS depository (Note (b))	—	19,766
Others	36,353	45,385

	109,683	111,164

Note:

(a)
Upon the Reorganization certain original preferred shareholders of Genetron Health (i) subscribed preferred shares of the Company to replace their historical investment in Genetron Health; and (ii) would thereby be repaid an equivalent amount for their historical investment in Genetron Health.

As at December 31, 2019, a cash consideration of RMB15 million for the subscription of one of those investors had been received by the Company while the historical investment in Genetron Health had not yet been repaid to the investor. This balance to be repaid was non-interest
bearing and settled in cash during 202
0
.
Similarly during 2020, certain investors subscribed for approximately RMB299 million of investment in the Company and received repayment of the same amount of their historical investment in Genetron Health in the same year.

(b)
After listing in 2020 the Company entered into an agreement with a bank to deposit its ADSs for 5 years (the “deposit period”) and received a fee of US$3.4 million (equivalent to approximately RMB23 million) which is to be amortized over the deposit period.